UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 4, 2003

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

    State of Delaware              000-22673                11-3374812
    (State or other jurisdiction   (Commission              (IRS Employer
    of incorporation)              File Number)             Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

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ITEM 5. OTHER EVENTS

      A copy of the Registrant's press release, dated June 10, 2003, announcing its 2003 year-end conference call, is filed as Exhibit 99.1 hereto. The conference call is to be held on Tuesday, June 10, 2003, commencing at 5:00 p.m. EDT, for the purpose of reporting the Registrant's March 31, 2003 year-end financial results. The press release includes instructions as to when and how to access the conference call.

      Registrant's earnings release, which is expected to be issued on June 10, 2003, and any other financial and statistical information disclosed by the Registrant during the conference call will be available in the "Investors" section of Registrant's web site at http://www.schicktech.com.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1: Press release dated June 10, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCHICK TECHNOLOGIES, INC.
                                              (Registrant)

Date: June 10, 2003

                                      By: /s/  Zvi N. Raskin
                                          -------------------------------------
                                               Zvi N. Raskin
                                               Secretary and General Counsel

Exhibit 99.1: Press release.